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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 2006

                                 ROCKETINFO INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

       000-26373                                         98-0196717
-----------------------                    ------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


                       3101 West Coast Highway, Suite 210
                         Newport Beach, California 92660
                    (Address of Principal Executive Offices)

                                 (949) 548-2552
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.


On December 15, 2006, the Board accepted the resignation of Mr. Rob Hutchison as a member of the Board of Directors and as the Chairman of the Board of Directors.

On December 19, 2006, the Board accepted the resignation of Mr. Marco Hegyi as the Chief Executive Officer and as a Director of the Corporation

The resignations of Messrs. Hutchison and Hegyi were not as a result of any disagreement with the Company on matters relating to the Company's operations, policies, or practices.

The Board of Directors of the Corporation is now composed of Mr. Philip Graves, Ms. Camila Maz and Mr. Ray K. Welt.




ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                               Description
-----------                               -------------------------------------
11.1                                      Press Release dated December 22, 2006


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                        ROCKETINFO INC.
                                                        ------------------------
                                                        Philip Graves
                                                        Director


Date:  December 22, 2006